EXHIBIT 10.5


                                  SCHEDULE "A"

                               FINANCING AGREEMENT


THIS AGREEMENT  made effective as of the 5th day of October, 2000

AMONG:

               BRAD RUDOVER of 836 Pemberton Road, Grosse Pointe Park, Michigan 48230

               ("Brad")

AND:

               BRENT SNEJDAR of 16 - 8100 Alpine Way, Whistler, British Columbia V0N 1B8

               ("Brent")

AND:

               SECOND STAGE VENTURES, INC., a corporation incorporated under the laws of the State of Nevada and having an office at P.O. Box 280, 92 Welk Lane, Windward Road, Providenciales, Turks & Caicos Islands, B.W.I.

               ("Second Stage")

AND:

               EASYTRIVIA.COM, INC., a corporation incorporated under the laws of the State of Washington and having an office at Suite 400 - 107 114 West Magnolia Street, Bellingham, Washington 98225

               ("EasyTrivia")

WHEREAS:

A. Second Stage is the registered and beneficial owner of all the issued and outstanding shares in the capital of EasyTrivia.

B. Brad and Brent are the sole directors and officers of EasyTrivia.

C. Pursuant to a Share Purchase Agreement made effective as of the 5th day of October, 2000 among Brad, Brent, Second Stage and EasyTrivia, Second Stage agreed to provide EasyTrivia with certain financing in order to allow EasyTrivia to develop its online trivia game show business and Brad, Brent, Second Stage and EasyTrivia agreed to enter into this Agreement.

     NOW THEREFORE in consideration of the mutual covenants and agreements hereinafter set forth, and in consideration of the sum of $2.00 paid by each party to each of the other parties (the receipt and sufficiency of which consideration is hereby acknowledged by all parties) the parties hereto agree as follows:

1.   THE FIRST ADVANCE

1.1 EasyTrivia acknowledges that it is currently indebted to Second Stage in the amount of US$60,000 (the "First Advance"). The First Advance is evidenced by a promissory note dated effective as of the 25th day of September, 2000 (the "Promissory Note"), a copy of which is attached as Schedule "A" to this Agreement.

2.   THE SECOND ADVANCE

2.1 Second Stage will, on or before March 30, 2001, subject to the terms and conditions of this Agreement, make further advances to EasyTrivia, not to exceed, in the aggregate, US$65,000 (the "Second Advance"), for the purpose of financing the business and operations of EasyTrivia.

3.   THE THIRD ADVANCE

3.1 If, on May 31, 2001, EasyTrivia has cumulative cash revenues of at least US$390,000:

     (a) Second Stage will, by June 15, 2001, make a further advance of US$100,000 (the "Third Advance") to EasyTrivia for the purpose of financing the business and operations of EasyTrivia; and

     (b) Brad and Brent will each have the option, exercisable by delivering a written notice to Second Stage before June 15, 2001, to purchase 49 of the issued and outstanding common shares in the capital of EasyTrivia from Second Stage for US$1.00 per share. 3.2 If, on May 31, 2001, EasyTrivia has cumulative cash revenues of at least US$390,000 and Second Stage does not make the Third Advance to EasyTrivia by June 15, 2001, Brad and Brent will each have the option, exercisable by delivering a written notice to Second Stage before July 2, 2001, to purchase from Second Stage 100 of the issued and outstanding common shares in the capital of EasyTrivia and 50% of the then outstanding indebtedness of EasyTrivia to Second Stage for a purchase price of US$100. The option to purchase contained in this Section 3.2 will be the only remedy available to Brad and Brent for a failure by Second Stage to make the Third Advance.

4.   MUTUAL RELEASES

4.1 If Brad and Brent exercise the option to purchase contained in Section 3.2 of this Agreement, the parties to this Agreement will, on the closing of the transaction contemplated by Section 3.2, provide mutual releases of and from all manner of claims whatsoever in a form satisfactory to the parties solicitors.

5.   ALLOTMENT OF SHARES

5.1 The parties agree that no additional common shares in the capital of EasyTrivia or securities, options, warrants or other rights to acquire common shares in the capital of EasyTrivia will be allotted or issued by EasyTrivia before August 1, 2001 without the prior written consent of Second Stage, Brad and Brent.

6.   COMPULSORY BUY-OUT

6.1 If Brad and Brent exercise the option to purchase contained in Section 3.1(b) and Brad and Brent each purchase 49 of the issued and outstanding common shares in the capital of EasyTrivia from Second Stage as contemplated therein, then at any time after such purchase either of Brad or Brent (the "Offeror") may send a notice (the "Notice") to the other (the "Other") which shall contain an offer to purchase all of the issued and outstanding common shares in the capital of EasyTrivia owned by the Other at the price and on the terms set out therein, and an offer to sell all of the issued and outstanding common shares in the capital of EasyTrivia owned by the Offeror at the same price and on the same terms.

6.2 The Other may, within seven days after receipt of the Notice, accept either of the offers contained therein and if the offer to purchase is accepted or if the Other does not accept either offer within the seven day period, then the Other shall sell and the Offeror shall purchase all of the issued and outstanding common shares in the capital of EasyTrivia owned by the Other all in accordance with the Notice.

6.3 If the Other accepts the offer to sell all of the issued and outstanding common shares in the capital of EasyTrivia owned by the Offeror then the Other shall purchase and the Offeror shall sell all the said shares all in accordance with the Notice.

6.4 Notwithstanding any closing date stipulated in the Notice, the closing of the purchase and sale shall take place on the date which is seven business days following the acceptance or deemed acceptance of either of the offers contained in the Notice by the Other.

6.5 If the purchaser defaults in payment of the purchase price in full and such default is not cured within 15 days, the vendor, in addition to any other rights he may have, may by notice to the purchaser terminate the agreement for the sale of the issued and outstanding common shares in the capital of EasyTrivia owned by him and elect to purchase the issued and outstanding common shares in the capital of EasyTrivia owned by the purchaser at the price and on the terms set out in the notice and the transaction shall be completed on the 21st day after such default has occurred.

7.   GENERAL

7.1 This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and assigns.

7.2 The parties to this Agreement covenant to execute and deliver such further and other documents, conveyances, agreements and transfers as may be necessary to give effect to this Agreement.

7.3 Time shall be of the essence of this Agreement and of the transactions contemplated by this Agreement.

7.4 No change or modification of this Agreement will be valid unless it is in writing and signed by the parties to this Agreement.

7.5 This Agreement and any documents and agreements to be delivered pursuant to this Agreement supersede all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition or collateral agreement affecting this Agreement, other than as expressed in writing in this Agreement.

7.6 It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. If any particular provision or provisions or a part of one or more is held to be invalid, illegal, void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or part of the provision will be deemed severed from the remainder of this Agreement. The remainder of this Agreement will not be affected by the severance and will remain in full force and effect.

7.7 Each party confirms and agrees that Campney & Murphy is acting solely for Second Stage in connection with the negotiation and preparation of this Agreement. Brad, Brent and EasyTrivia confirm and agree that they have each been duly advised (and fully and fairly informed with respect to such matters) to obtain all necessary and independent legal and other applicable professional advice and counsel prior to entering into this Agreement. Brad, Brent and EasyTrivia have either obtained all such advice and counsel or have determined to their own satisfaction, having been fully and fairly informed therein, not to seek such advice and counsel.

7.8 This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

7.9 This Agreement will be governed by and construed in accordance with the laws of British Columbia and the laws of Canada applicable in such Province.

7.10 All notices and other communications given in connection with this Agreement shall be in writing and shall, except in the event of a mail strike, during which time all notices may be personally delivered, be sufficiently given if delivered in person or sent by registered mail, postage prepaid, to the parties at the addresses set forth on page 1 hereof. Any such notices or other communications sent by registered mail addressed as aforesaid shall be deemed to be received by the addressee thereof on the fifth business day after the mailing thereof. Any such notices personally delivered shall be deemed delivered on the day of delivery. Any party hereto may change its address for service by notice in writing to the other parties hereto.

IN WITNESS WHEREOF the parties have duly executed this Agreement to be effective as of the date first written above.


SIGNED, SEALED & DELIVERED by           )
BRAD RUDOVER in the presence of:        )
                                        )
                                        )
----------------------------------------)   -----------------------------------
Signature of Witness                    )   BRAD RUDOVER
                                        )
Name:                                   )
----------------------------------------)
Address:                                )
----------------------------------------)
                                        )
----------------------------------------)
Occupation:                             )
                                        )
----------------------------------------)



SIGNED, SEALED & DELIVERED by           )
BRENT SNEJDAR in the presence of:       )
                                        )
                                        )
----------------------------------------)   -----------------------------------
Signature of Witness                    )   BRENT SNEJDAR
                                        )
Name:                                   )
----------------------------------------)
Address:                                )
----------------------------------------)
                                        )
----------------------------------------)
Occupation:                             )
                                        )
----------------------------------------)

SECOND STAGE VENTURES, INC.,
by its authorized signatory:


---------------------------------------
Authorized Signatory




EASYTRIVIA.COM, INC.,
by its authorized signatory:


---------------------------------------
Authorized Signatory